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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                          PLEDGE AND SECURITY AGREEMENT

                            DATED AS OF APRIL 3, 2002

                                      AMONG

                               THE HOCKEY COMPANY,

                 THE SUBSIDIARIES FROM TIME TO TIME PARTY HERETO

                                       AND

                              THE BANK OF NEW YORK,
                               AS COLLATERAL AGENT

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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1.    Certain Terms....................................................1
SECTION 1.2.    Indenture Definitions............................................7
SECTION 1.3.    UCC Definitions..................................................7

                                   ARTICLE II
                                SECURITY INTEREST

SECTION 2.1.    Grant of Security................................................8
SECTION 2.2.    Delivery of Certificated Securities..............................9
SECTION 2.3.    Dividends on Securities..........................................9
SECTION 2.4.    Continuing Security Interest; Transfer of Notes..................9
SECTION 2.5.    Grantor Remains Liable..........................................10
SECTION 2.6.    Security Interest Absolute......................................10
SECTION 2.7.    Postponement of Subrogation, etc................................11

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1.    Representations and Warranties..................................12
SECTION 3.2.    As to Capital Stock of Subsidiaries.............................12
SECTION 3.3.    Grantor Name, Location, etc.....................................12
SECTION 3.4.    Ownership, No Liens, etc........................................12
SECTION 3.5.    Possession and Control..........................................12
SECTION 3.6.    Negotiable Documents, Instruments and Chattel Paper.............13
SECTION 3.7.    Intellectual Property Collateral................................13
SECTION 3.8.    Validity, etc...................................................13
SECTION 3.9.    Authorization, Approval, etc....................................14
SECTION 3.10.   Compliance with Laws............................................14

                                   ARTICLE IV
                                    COVENANTS

SECTION 4.1.    Certain Covenants...............................................15
SECTION 4.2.    As to Investment Property; Etc..................................15

     SECTION 4.2.1.    Capital Stock of Subsidiaries............................15
     SECTION 4.2.2.    Investment Property (other than Certificated Securities).15
     SECTION 4.2.3.    Stock Powers, etc........................................15
     SECTION 4.2.4.    Continuous Pledge........................................15
     SECTION 4.2.5.    Voting Rights; Dividends, etc............................16
     SECTION 4.2.6.    Amendment of Organic Documents...........................16

SECTION 4.3.    Segregation of Proceeds; Cash Proceeds Account..................17
SECTION 4.4.    Motor Vehicles..................................................17
SECTION 4.5.    General Provisions Pertinent as to Collateral...................18
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                                TABLE OF CONTENTS
                                   (continued)

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SECTION 4.6.    As to Intellectual Property Collateral..........................19
SECTION 4.7.    Insurance.......................................................20
SECTION 4.8.    Further Assurances, etc.........................................20

                                    ARTICLE V
                              THE COLLATERAL AGENT

SECTION 5.1.    Appointment of Collateral Agent.................................21
SECTION 5.2.    Collateral Agent Appointed Attorney-in-Fact.....................21
SECTION 5.3.    Collateral Agent Has No Duty....................................21
SECTION 5.4.    Reasonable Care; Limitation on Duty of Collateral Agent in
                Respect of Collateral...........................................21
SECTION 5.5.    No Discretion...................................................22
SECTION 5.6.    Incorporation by Reference......................................22

                                   ARTICLE VI
                                    REMEDIES

SECTION 6.1.    Certain Remedies................................................22
SECTION 6.2.    Compliance with Restrictions....................................23
SECTION 6.3.    Securities Laws.................................................23
SECTION 6.4.    Indemnity and Expenses..........................................24

                                   ARTICLE VII
                                  MISCELLANEOUS

SECTION 7.1.    Related Document................................................25
SECTION 7.2.    Amendments; etc.................................................25
SECTION 7.3.    Protection of Collateral........................................25
SECTION 7.4.    Addresses for Notices...........................................25
SECTION 7.5.    Additional Grantors.............................................25
SECTION 7.6.    Section Captions................................................25
SECTION 7.7.    Severability....................................................25
SECTION 7.8.    Counterparts....................................................26
SECTION 7.9.    Governing Law, Entire Agreement, etc............................26
SECTION 7.10.   Intercreditor Agreement.........................................26
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                                      -ii-
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                          PLEDGE AND SECURITY AGREEMENT

          This PLEDGE AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "PLEDGE AND SECURITY AGREEMENT") is dated as of April 3, 2002 and is among THE HOCKEY COMPANY, a Delaware corporation, (the "COMPANY"), each Subsidiary (as defined below) of the Company which is a signatory hereto and each other Subsidiary of the Company which may from time to time hereafter become a party hereto pursuant to SECTION 7.5 (each such Subsidiary, individually, an "ADDITIONAL GRANTOR", and collectively, the "ADDITIONAL GRANTORS", and together with the Company, each, individually, a "GRANTOR", and collectively, the "GRANTORS"), in favor of THE BANK OF NEW YORK, not in its individual capacity but solely as trustee under the Indenture referred to below (together with its successors and assigns, in such capacity, the "TRUSTEE"), as Collateral Agent for its benefit and for the ratable benefit of the Trustee and the Holders (as defined below) (together with its successors and assigns, in such capacity, the "COLLATERAL AGENT").

          The Company and Sport Maska Inc., a New Brunswick corporation (the "SUBSIDIARY ISSUER"), have entered into a Purchase Agreement dated as of March 26, 2002 (as amended, modified or supplemented from time to time, the "PURCHASE AGREEMENT") with Jefferies & Company, Inc., as initial purchaser, providing for the issuance and sale of $125,000,000 of (i) Senior Secured Note Units (each an "INITIAL UNIT" and, collectively, the "INITIAL UNITS"), each Initial Unit consisting of $500.00 principal amount of 11-1/4% Senior Secured Notes due April 15, 2009 issued by the Company (the "INITIAL PARENT NOTES") and $500.00 principal amount of 11-1/4% Senior Secured Notes due April 15, 2009 issued by the Subsidiary Issuer (the "INITIAL SUBSIDIARY ISSUER NOTES" and, collectively with the Initial Parent Notes, the "INITIAL NOTES") and Series B 11-1/4% Senior Secured Notes Units due April 15, 2009 (each an "EXCHANGE UNIT" and, collectively the "EXCHANGE UNITS"), each Exchange Unit to consist of $500.00 principal amount of 11-1/4% Senior Secured Notes due April 15, 2009 to be issued by the Company (the "EXCHANGE PARENT NOTES") and $500.00 principal amount of 11-1/4% Senior Secured Notes due April 15, 2009 to be issued by the Subsidiary Issuer (the "EXCHANGE SUBSIDIARY ISSUER NOTES" and, collectively with the Exchange Parent Notes, the "EXCHANGE NOTES"). The Initial Parent Notes and the Exchange Parent Notes are herein collectively referred to as the "PARENT NOTES", the Initial Subsidiary Issuer Notes and the Exchange Subsidiary Issuer Notes are herein collectively referred to as the "SUBSIDIARY ISSUER NOTES", the Parent Notes and the Subsidiary Issuer Notes are herein collectively referred to as the "NOTES" and the Initial Units and the Exchange Units are herein collectively referred to as the "UNITS".

          The Notes will be issued under and pursuant to an Indenture dated as of April 3, 2002 (as amended, modified or supplemented from time to time, the "INDENTURE" among the Company, the Subsidiary Issuer, certain restricted subsidiaries of the Company and the Trustee. As a condition precedent to the issuance of the Notes, each Grantor has agreed to grant a continuing security interest in and to the Collateral (as defined below) to secure the Secured Obligations (as defined below). Accordingly, in consideration of the premises and the covenants set forth herein and in the Indenture, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge and Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof) and any capitalized terms not herein defined shall have the meanings set forth in the Indenture:

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          "ACCOUNT DEBTOR" means an "account debtor" (as defined in the UCC), and also means and includes Persons obligated to pay negotiable instruments and other Receivables.

          "ADDITIONAL GRANTOR" and "ADDITIONAL GRANTORS" are defined in the PREAMBLE.

          "CAPITAL STOCK" means, means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

          "CASH PROCEEDS ACCOUNT" is defined in SECTION 4.3.

          "COLLATERAL" is defined in SECTION 2.1.

          "COLLATERAL AGENT" is defined in the PREAMBLE.

          "COLLATERAL AGREEMENTS" means this Pledge and Security Agreement and any other pledge and security agreement, supplement to pledge and security agreement, copyright security agreement, patent security agreement, trademark security agreement or any other security agreement relating to any Secured Obligation.

          "COMMON STOCK" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

          "COMPANY" is defined in the PREAMBLE.

          "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

             (i) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware of each Grantor;

             (ii) all software programs of each Grantor (including both source code, object code and all related applications and data files) and all software licenses, whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (i) above;

             (iii) all firmware of each Grantor associated therewith;

             (iv) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (i) through (iii); and

             (v) all rights of each Grantor with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights,

                                        2
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     maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

          "CONTROL AGREEMENT" means an agreement in form and substance reasonably satisfactory to the Collateral Agent which provides for the Collateral Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to Investment Property (other than certificated Securities or commodity contracts), or as used in Section 9-115(e) of the UCC, as such term relates to commodity contracts).

          "COPYRIGHT COLLATERAL" means all copyrights (including all copyrights for semiconductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in ITEM A of SCHEDULE V attached hereto, and all applications for registration thereof all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

          "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Securities constituting Collateral, but shall not include Dividends.

          "DIVIDENDS" means cash dividends and cash distributions with respect to any Securities constituting Collateral made in the ordinary course of business and not a liquidating dividend.

          "EQUIPMENT" is defined in CLAUSE (d) of SECTION 2.1.

          "EUROPEAN BORROWING FACILITIES" means (i) the credit agreement by and between Jofa AB and Nordea Bank in Sweden, dated as of March 18, 1999, (ii) the credit agreement by and between KHF Finland Oy and Nordea Bank in Finland, dated as of July 10, 2001, (iii) the credit agreement between Jofa AB and Nordea Bank in Sweden, dated May 2000, and (iv) any other credit agreements between The Hockey Company, or any of its European Subsidiaries, and a European financial institution, as any may be amended, modified or supplemented from time to time.

          "EXCLUDED CONTRACT" means at any date any rights or interest of a Grantor in, to or under any agreement, contract, license, instrument, document or other general intangible (referred to solely for purposes of this definition as a "CONTRACT") (i) which, and to the extent that the, Contract by the express terms of a valid and enforceable restriction in favor of a Person who is not an Affiliate of a Grantor, prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, or a grant of a security interest therein, by a Grantor and (ii) either (x) arises under one or more of the "License Agreements", as defined and referred to in the NHLE Consent, or (y) if otherwise in existence, or in which a Grantor has rights, on the Issue Date, is individually or collectively not material to the conduct of the business of a Grantor; PROVIDED that: (i) rights to payment under any such Contract otherwise constituting an Excluded Contract by virtue of this definition shall be included in the Collateral to the extent permitted thereby or by Section 9-406 or Section 9-408 of the UCC, (ii) all proceeds paid or payable to any Grantor from any sale, transfer or assignment of such Contract and all rights to receive such proceeds shall be included in the Collateral and (iii) the term "EXCLUDED CONTRACT" shall not include any rights or interest of a Grantor in, to or under any Contract arising after the Issue Date which is

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material to the conduct of the business of a Grantor or with respect to which a contravention or other violation caused or arising by its inclusion as Collateral under this Pledge and Security Agreement could reasonably be expected to have a Material Adverse Effect unless (1) the Grantor shall have used, or shall be diligently using, commercially reasonable and good faith efforts to obtain all requisite consents or approvals by the other party to such Contract of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee and (2) the Grantor shall have given prompt written notice to the Collateral Agent upon any failure to obtain such consent or approval.

          "EXCLUDED EQUIPMENT" means at any date any Equipment of a Grantor which is subject to, or secured by, a Capitalized Lease Obligation or Purchase Money Indebtedness which is permitted under CLAUSES (vi) or (vii) of the definition of "PERMITTED LIEN" in the Indenture if and to the extent that (i) the express terms of a valid and enforceable restriction in favor of a Person who is not an Affiliate of a Grantor contained in the agreements or documents granting or governing such Capitalized Lease Obligation or Purchase Money Indebtedness prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, or a grant of a security interest therein, by a Grantor and (ii) such restriction relates only to the asset or assets acquired by a Grantor with the proceeds of such Capitalized Lease Obligation or Purchase Money Indebtedness; PROVIDED that all proceeds paid or payable to any Grantor from any sale, transfer or assignment or other voluntary or involuntary disposition of such Equipment and all rights to receive such proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of the Capitalized Lease Obligation or Purchase Money Indebtedness secured by such Equipment.

          "GRANTOR" and "GRANTORS" are defined in the PREAMBLE.

          "HOLDER" has the meaning set forth in the Indenture.

          "INDENTURE" means the trust indenture, dated as of April 3, 2002, among the Company, Sport Maska, Inc., the Subsidiary Guarantors named therein and the Trustee, relating to the Notes, as amended, modified or supplemented from time to time in accordance with its terms.

          "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, the Trade Secrets Collateral and, to the extent not otherwise included in the foregoing, all rights in intellectual property, goodwill, trade names, service marks, trade secrets, confidential or proprietary technical and business information, know-how, show-how, domain names, customer lists, vendor lists, subscription lists, data bases and related documentation, registrations, franchises and all other intellectual or other similar property rights.

          "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated as of April 3, 2002, by and among General Electric Capital Corporation, General Electric Capital Canada Inc., the Trustee, BNY Trust Company of Canada, as Canadian Collateral Agent, the Collateral Agent, each of the Subsidiaries of the Company which is a party hereto, the Subsidiary Issuer and SLM Trademark Acquisition Canada Corporation, as supplemented, amended or amended and restated from time to time.

          "INVENTORY" is defined in CLAUSE (c) of SECTION 2.1.

          "INVESTMENT PROPERTY" means all "investment property" (as defined in the UCC), including, without limitation, all certificated Securities, all uncertificated Securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts.

                                        4
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          "LIEN" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on:

             (i) the business, operating results or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

             (ii) the ability of any Grantor to perform its obligations under any of the Related Documents, including the payment of any principal, interest, fees, expenses or other amounts under or in respect of any of the Related Documents; or

             (iii) the validity or enforceability of any of the Related Documents or the rights or remedies of the Collateral Agent, as Secured Party, under any of the Related Documents.

          "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "NHLE CONSENT" means the Consent Agreement, effective as of the date hereof, among NHL Enterprises, L.P. and NHL Enterprises Canada, L.P., the various licensees listed therein and the Collateral Agent, as amended, modified or supplemented from time to time.

          "NOTES" has the meaning set forth in the PREAMBLE.

          "ORGANIC DOCUMENTS" means the articles of incorporation, by-laws, certificates of formation, operating agreements, partnership agreements, certificates of limited partnership, or other similar documents that govern the organizational formation and governance of any of the Grantors.

          "PATENT COLLATERAL" means:

             (i) all letters patent and applications of each Grantor for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world, including each patent and patent application referred to in ITEM A of SCHEDULE III attached hereto;

             (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (i);

             (iii) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE III attached hereto; and

             (iv) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE III attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE III attached hereto, and all rights corresponding thereto throughout the world.

          "PERSON" means any individual, corporation, partnership, limited liability company, business trust, partnership, joint venture, association, joint stock company, unincorporated organization or government or any agency or political subdivision thereof.

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          "PLEDGE AND SECURITY AGREEMENT" is defined in the PREAMBLE.

          "PREFERRED STOCK" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation

          "RECEIVABLES" is defined in CLAUSE (d) of SECTION 2.1.

          "RELATED CONTRACTS" is defined in CLAUSE (d) of SECTION 2.1.

          "RELATED DOCUMENTS" means the Indenture, the Notes, this Pledge and Security Agreement, the Trademark Security Agreement, if any, the Patent Security Agreement, if any, the Copyright Security Agreement, if any, any other Collateral Agreement and any Mortgage.

          "SECURED OBLIGATIONS" is defined in SECTION 2.1.

          "SECURED PARTY" means the Collateral Agent for its own benefit and for the ratable benefit of the Trustee and the Holders.

          "SECURITY" means a "security" (as defined in the UCC), and also means and includes any obligation of an issuer or a share, participation or other interest in an issuer or in property or an enterprise of an issuer which: (i) is represented by a Security Certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer; (ii) is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations; (iii) (A) is, or is of a type, dealt in or traded on securities exchanges or securities markets or (B) is a medium for investment and by its terms expressly provides that it is a security governed by Article 8 of the UCC; and (iv) is not excluded from the definition of "security" as defined in the
UCC) pursuant to the provisions of Section 8-103 of the UCC.

          "SECURITY CERTIFICATE" means a "security certificate" (as defined in the UCC).

          "SECURITIES ACT" is defined in SECTION 6.3.

          "SUBSIDIARY" means, with respect to any Person, (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

          "TRADEMARK" has the meaning set forth in CLAUSE (i) of the definition of "Trademark Collateral" below.

          "TRADEMARK COLLATERAL" means:

             (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (i) being collectively called a "TRADEMARK") of each Grantor, now existing anywhere in the world or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith including registrations, recordings and applications in

                                        6
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     the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE IV attached hereto;

             (ii) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE IV attached hereto;

             (iii) all reissues, extensions or renewals of any of the items described in CLAUSE (i) and (ii);

             (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (i) through (iii); and

             (v) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark license, including any Trademark or Trademark license referred to in ITEM A and ITEM B of SCHEDULE IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license referred to in Item B of SCHEDULE IV attached hereto.

          "TRADE SECRETS COLLATERAL" means all trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "TRADE SECRET"), including all documents and things embodying, incorporating or referring in any way to such Trade Secret, each Trade Secret license referred to in SCHEDULE VI attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

          "TRUSTEE" means The Bank of New York, in its capacity as Trustee under the Indenture, and its successor or successors in such capacity.

          "UCC" or "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests of the Collateral Agent in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          SECTION 1.2. INDENTURE DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge and Security Agreement, including its preamble and recitals, have the meanings provided in the Indenture.

          SECTION 1.3. UCC DEFINITIONS. Unless otherwise defined herein or in the Indenture or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge and Security Agreement, including its preamble and recitals, with such meanings.

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                                   ARTICLE II
                                SECURITY INTEREST

          SECTION 2.1. GRANT OF SECURITY. To secure the due and punctual payment of the principal of, premium, if any, and interest (including additional interest, if any) on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on any overdue principal of, premium, if any, and interest (to the extent permitted by law), if any, on the Notes and the performance of all other obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities of the Company (i) to the Holders or the Trustee under the Indenture, the Notes or the Units, (ii) to the Collateral Agent under this Pledge and Security Agreement or any other Collateral Agreement or (iii) to the Holders, the Trustee or the Collateral Agent under each other Related Document to which the Company is now or may hereafter become a party, and all obligations of each Grantor which is now or may hereafter become a Guarantor under the Indenture under or in respect of its Guarantee, this Pledge and Security Agreement and each other Related Document to which such Grantor is now or may hereafter become a party, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof, (all of the foregoing being herein collectively referred to as the "SECURED OBLIGATIONS"), each Grantor hereby grants to the Collateral Agent for the benefit of the Secured Party a security interest in, and each Grantor hereby pledges and assigns to the Collateral Agent for the benefit of the Secured Party, all of such Grantor's right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible; and regardless of where located:

          (a) all investment property in which such Grantor has an interest;

          (b) all equipment in all of its forms (including all Motor Vehicles) of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "EQUIPMENT");

          (c) all inventory in all of its forms of such Grantor, wherever located, including

             (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

             (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

             (iii) all goods which are returned to or repossessed by such Grantor,

and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

          (d) all accounts, accounts receivable, contracts (including franchise agreements), contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (including tax refunds and payment intangibles) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts (including franchise agreements), contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (all of the foregoing being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

          (e) the Cash Proceeds Account and all deposit accounts of such Grantor and all checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

          (f) all Intellectual Property Collateral of such Grantor;

          (g) all of such Grantor's letter of credit rights;

          (h) all commercial tort claims in which such Grantor has rights (including as a plaintiff);

          (i) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this SECTION 2.1;

          (j) all of such Grantor's other property and rights of every kind and description and interests therein; and

          (k) all products, rents, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a) through (j), proceeds deposited from time to time in any lock box or deposit account of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items);

all of the foregoing (other than any item which on any date constitutes an Excluded Contract or Excluded Equipment) being herein referred to as the "COLLATERAL".

          SECTION 2.2. DELIVERY OF CERTIFICATED SECURITIES. All Collateral comprised of certificated Securities shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

          SECTION 2.3. DIVIDENDS ON SECURITIES. In the event that any Dividend is to be paid on any Security that constitutes Collateral at a time when no Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Grantor. If any such Event of Default has occurred and is continuing, then any such Dividend shall be paid directly to the Collateral Agent.

          SECTION 2.4. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Pledge and Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full in cash of all Secured Obligations,

          (b) be binding upon each Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent.

Upon the payment in full in cash of all Secured Obligations (but subject to the terms of the Intercreditor Agreement), the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Collateral Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Upon (i) the sale, transfer or other disposition of Collateral in accordance with Section 4.16 of the Indenture or (ii) the payment in full of all Secured Obligations, but in each case subject to the terms of the Intercreditor Agreement, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of CLAUSE (i)) or (y) all Collateral (in the case of CLAUSE (ii)). Upon any such sale, transfer, disposition or termination, the Collateral Agent will, at such Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all applicable certificated Securities, together with all other applicable Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination (including such documents as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any applicable Motor Vehicle).

          SECTION 2.5. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Pledge and Security Agreement had not been executed,

          (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Collateral Agent nor the Trustee nor any of the Holders shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Pledge and Security Agreement, nor shall the Collateral Agent or the Trustee or any Holder be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 2.6. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent and the security interests granted to the Collateral Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Indenture, any Note or any other Related Document;

          (b) the failure of the Collateral Agent

             (i) to assert any claim or demand or to enforce any right or remedy against the Company, any other Grantor or any other Person under the provisions of the Indenture, any Note, any other Related Document or otherwise, or

             (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

          (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Indenture, any Note or any other Related Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, any other Grantor, any surety or any guarantor.

          SECTION 2.7. POSTPONEMENT OF SUBROGATION, ETC. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full of all Secured Obligations. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Secured Party and shall immediately be paid to the Secured Party and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Indenture; PROVIDED, HOWEVER, that if

          (a) such Grantor has made payment to the Secured Party of all or any part of the Secured Obligations, and

          (b) all Secured Obligations have been paid in full in cash,

the Secured Party agrees that, at the requesting Grantor's request, the Secured Party will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Company or any other Grantor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge and Security Agreement to the Secured Party.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this ARTICLE III.

          SECTION 3.2. AS TO CAPITAL STOCK OF SUBSIDIARIES. With respect to any Subsidiary of any Grantor that is

          (a) a corporation, business trust, joint stock company or similar Person, all Capital Stock issued by such Subsidiary is duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

          (b) a partnership or limited liability company, no Capital Stock issued by such Subsidiary (i) is dealt in or traded on securities exchanges or in securities markets, (ii) expressly provides that such Capital Stock is a security governed by Article 8 of the UCC or (iii) is held in a securities account.

The percentage of the issued and outstanding Capital Stock of each Subsidiary pledged by any Grantor hereunder is as set forth in SCHEDULE I hereto.

          SECTION 3.3. GRANTOR NAME, LOCATION, ETC. The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in ITEM A of SCHEDULE II hereto. No Grantor has any trade names other than those set forth in ITEM C of SCHEDULE II hereto. During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in ITEM D of SCHEDULE II hereto. The name set forth on the signature page is the true and correct name of such Grantor. Each Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in ITEM E of SCHEDULE II hereto. If the Collateral of any Grantor includes any inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code as in effect in the State of California. If any Grantor is a party to any federal, state or local government contract such Grantor shall, upon the reasonable request of the Collateral Agent, make a diligent attempt to perfect a security interest in such contracts. No Grantor maintains any deposit accounts with any Person except as set forth in ITEM F of SCHEDULE II hereto.

          SECTION 3.4. OWNERSHIP, NO LIENS, ETC. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the Liens permitted pursuant to Section 4.18 of the Indenture.

          SECTION 3.5. POSSESSION AND CONTROL. Each Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and inventory, other than (a) inventory in transit in the ordinary course of business, (b) inventory which is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Secured Party pursuant to this Pledge and Security Agreement, and has agreed to hold such inventory subject to the Secured Party's Lien and waive any Lien held by it against such inventory and (c) instruments or promissory notes that have been delivered to the Collateral Agent pursuant to
SECTION 3.6 or as required pursuant to the Intercreditor Agreement.

          SECTION 3.6. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Such Grantor has contemporaneously herewith delivered to the Collateral Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Collateral Agent), except as otherwise required pursuant to the Intercreditor Agreement.

          SECTION 3.7. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral including recordations of all of its interests in the Patent Collateral;

          (d) such Grantor is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and, to the knowledge of such Grantor, no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party;

          (e) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable; PROVIDED, HOWEVER, that if, in the reasonable business judgment of such Grantor, certain Intellectual Property Collateral owned by it is not necessary to be maintained, such Grantor may allow the concomitant applications and/or registrations to lapse for that subject Intellectual Property Collateral; and

          (f) each item of Intellectual Property Collateral owned or licensed by such Grantor on the date hereof is described on Schedules III, IV, V or VI hereto.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, technology, know-how, processes and rights with respect to any of the foregoing necessary for the conduct of such Grantor's business.

          SECTION 3.8. VALIDITY, ETC. This Pledge and Security Agreement creates a valid continuing security interest in the Collateral securing the payment of the Secured Obligations, and

          (a) in the case of Collateral comprised of certificated Securities or instruments, upon the delivery of such Collateral to the Collateral Agent, such security interest will be a valid perfected security interest;

          (b) in the case of Collateral comprised of uncertificated Securities and other Investment Property (other than certificated Securities), upon the Collateral Agent obtaining "control" (as defined in Section 8-106 of the UCC, as such term relates to Investment Property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts) of such Collateral and the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Collateral to the Collateral Agent with respect to such Collateral, such security interest will be a valid perfected security interest;

          (c) in the case of Collateral comprised of Motor Vehicles, upon the recordation or notation of the Collateral Agent's Lien on the certificates of title or ownership in respect of such Motor Vehicles and the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Motor Vehicles to the Collateral Agent with respect to such Collateral, such security interest will be a valid perfected security interest;

          (d) in the case of all other Collateral in which a security interest may be perfected by filing pursuant to the UCC, upon filing of UCC financing statements with the Secretaries of State of Delaware and Vermont, as applicable, (and, with respect to Collateral that is Patent Collateral or Trademark Collateral that is registered at the U.S. Patent and Trademark Office, upon the recording of a properly executed Patent Security Agreement or Trademark Security Agreement in the form specified in Exhibits A or B hereto with the U.S. Patent and Trademark Office, with respect to any Collateral that is Copyright Collateral that is registered at the U.S. Copyright Office, upon recording of a properly executed Copyright Security Agreement in the form specified in Exhibit C hereto with the U.S. Copyright Office and, with respect to any Collateral constituting fixtures, upon filing of UCC financing statements in the office or offices listed in ITEM B to SCHEDULE II hereto), the security interests of the Collateral Agent will constitute perfected security interests in all right, title and interest of each Grantor in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to UCC, prior to all other Liens and rights of others therein other than Permitted Liens (as defined in the Indenture) and prior Liens contemplated by the Intercreditor Agreement.

Each Grantor has executed and provided the Collateral Agent with all of the Uniform Commercial Code financing statements referred to above for filing by CT Corporation System with the appropriate offices therefor and has taken all of the other actions referred to above necessary to create perfected, security interests in the applicable Collateral.

          SECTION 3.9. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Collateral Agent), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Pledge and Security Agreement by such Grantor,

          (b) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder, or

          (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge and Security Agreement, or, except with respect to any Securities issued by a Subsidiary of such Grantor, as may be required in connection with a disposition of such Securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge and Security Agreement.

          SECTION 3.10. COMPLIANCE WITH LAWS. All of such Grantor's Inventory has been or will be produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended from time to time, or any successor statute and regulations promulgated thereunder. Such Grantor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral.

                                   ARTICLE IV
                                    COVENANTS

          SECTION 4.1. CERTAIN COVENANTS. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, such Grantor will, unless the Collateral Agent shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this
ARTICLE IV.

          SECTION 4.2. AS TO INVESTMENT PROPERTY; ETC.

               SECTION 4.2.1. CAPITAL STOCK OF SUBSIDIARIES. No Grantor will allow any of its Subsidiaries that is

               (a) a corporation, business trust, joint stock company or similar Person, to issue uncertificated Securities; and

               (b) a partnership or limited liability company, to (i) issue Capital Stock that is to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its organic documents that its Capital Stock are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary's Capital Stock in a securities account.

               SECTION 4.2.2. INVESTMENT PROPERTY (OTHER THAN CERTIFICATED SECURITIES). With respect to any Investment Property (other than certificated Securities) of such Grantor, such Grantor shall, upon the reasonable request of the Grantor, but subject to the terms of the Intercreditor Agreement, (a) cause a Control Agreement relating to such Investment Property to be executed and delivered in favor of the Collateral Agent and (b) deliver Uniform Commercial Code financing statements which when filed will result in the Collateral Agent having a perfected security interest in such Investment Property.

               SECTION 4.2.3. STOCK POWERS, ETC. Such Grantor agrees that all certificated Securities constituting Collateral delivered by such Grantor pursuant to this Pledge and Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral Agent. Such Grantor will, from time to time upon the request of the Collateral Agent, but subject to the terms of the Intercreditor Agreement, promptly deliver to the Collateral Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Event of Default, promptly transfer any Securities constituting Collateral into the name of any nominee designated by the Collateral Agent.

               SECTION 4.2.4. CONTINUOUS PLEDGE. Such Grantor will, subject to the terms of the Intercreditor Agreement, at all times, keep pledged to the Collateral Agent pursuant hereto on perfected basis all Investment Property constituting Collateral, all Dividends (if an Event of Default has occurred and is continuing) and Distributions with respect thereto, and all interest, principal and other proceeds received by the Collateral Agent with respect to all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral and will not permit any Subsidiary of such Grantor to issue any Securities which shall not have been immediately duly pledged hereunder.

               SECTION 4.2.5. VOTING RIGHTS; DIVIDENDS, ETC. Such Grantor agrees:

               (a) while any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Grantor and without any request therefor by the Collateral Agent, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends, Distributions, all interest, all principal, all other cash payments and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with CLAUSE (b) of SECTION 6.1; and

               (b) after any Event of Default shall have occurred and be continuing and the Collateral Agent has notified such Grantor of the Collateral Agent's intention to exercise its voting power under this
     SECTION 4.2.5(b):

               (i) the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Securities or other Investment Property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such Securities and such other Collateral; and

               (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by such Grantor but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral Agent, be held by such Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in this
SECTION 4.2.5(b), such Grantor shall have the exclusive voting power with respect to any Securities constituting Collateral and the Collateral Agent shall, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise voting power with respect to any such Securities; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would materially impair any such Collateral or be inconsistent with or violate any provision of the Indenture or any other Related Document (including this Pledge and Security Agreement).

               SECTION 4.2.6. AMENDMENT OF ORGANIC DOCUMENTS. Such Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of any issuer of any Security comprising the Collateral in which it has an equity interest if the effect thereof is to materially impair, or is in any manner adverse to, the rights or interests of the Collateral Agent as the Secured Party hereunder or under the Indenture or any other Related Document, without the prior written consent of the Collateral Agent. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Collateral Agent. If any Grantor is organized outside of the United States, it will not change its "location" as determined in accordance with Sections 9-301 and 9-307 of the UCC and as set forth in ITEM A of SCHEDULE II hereto except upon 30 days' prior written notice to the Collateral Agent.

          SECTION 4.3. SEGREGATION OF PROCEEDS; CASH PROCEEDS ACCOUNT.

          (a) There is hereby established with the Collateral Agent a securities account (the "CASH PROCEEDS ACCOUNT") in the name of "The Bank of New York, as Collateral Agent" and under the exclusive control of the Collateral Agent, into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to SUBSECTION (b) of this SECTION 4.3. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Cash Proceeds Account shall remain, or be deposited, in the Cash Proceeds Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Proceeds Account together with any other property or assets from time to time deposited in or credited to the Cash Proceeds Account shall vest in and be under the sole dominion and control of the Collateral Agent for the benefit of the Secured Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

          (b) Upon the occurrence and during the continuance of an Event of Default, promptly upon the request of the Collateral Agent, each Grantor shall, if the Collateral Agent would currently be entitled under the Intercreditor Agreement to receive payments in respect thereof, instruct all Account Debtors and other Persons obligated in respect of its Receivables and other Collateral to make all payments in respect of its Receivables and other Collateral either
(i) directly to the Collateral Agent (by instructing that such payments be remitted by direct wire transfer to the Collateral Agent at its address referred to in SECTION 7.4 or to a post office box which shall be in the name and under the control of the Collateral Agent) or (ii) to one or more other banks in the United States (by instructing that such payments be remitted by direct wire transfer to, or to a post office box which shall be in the name and under the control of, such bank) under a Control Agreement or similar depository bank account control or blocked account agreement duly executed by each relevant Grantor and such bank or under other arrangements, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which each relevant Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Cash Proceeds Account or as the Collateral Agent may otherwise instruct such bank. All such payments made to the Collateral Agent shall be deposited in the Cash Proceeds Account. In addition to the foregoing, each Grantor agrees that if the Proceeds of any Collateral hereunder (including the payments made in respect of Receivables) shall be received by it after the occurrence and during the continuance of an Event of Default, such Grantor shall as promptly as possible deposit such Proceeds into the Cash Proceeds Account. Until so deposited in accordance with the preceding sentence, all such Proceeds shall be held in trust by the relevant Grantor for and as the property of the Collateral Agent for the benefit of the Secured Parties and shall not be commingled with any other funds or property of any Grantor. Each Grantor hereby irrevocably authorizes and empowers the Collateral Agent, its officers, employees and authorized agents, while an Event of Default shall be continuing, to endorse and sign its name on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the relevant Grantor prior to any endorsement or assignment thereof by the Collateral Agent. The Collateral Agent may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

          SECTION 4.4. MOTOR VEHICLES. (a) Such Grantor shall deliver to the Collateral Agent the original of the certificate of title or ownership listing the Collateral Agent as lienholder for (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the reasonable request of the Collateral Agent, any other Motor Vehicle owned by such Grantor.

          (b) Upon the acquisition after the date hereof by such Grantor of any Motor Vehicle having a fair market value of at least $50,000, such Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Collateral Agent listed as lienholder.

          (c) Without limiting SECTION 5.2, such Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating, subject to the Intercreditor Agreement, upon the termination of this Pledge and Security Agreement and following directions of a Grantor or the Trustee, for the purpose of (i) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereon, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as instructed by the Grantor or the Trustee or as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Collateral Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Collateral Agent under SECTION 6.1 hereof). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

          (d) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

          SECTION 4.5. GENERAL PROVISIONS PERTINENT AS TO COLLATERAL. (a) Until notice has been received from the Collateral Agent after the occurrence and during the continuance of an Event of Default, which shall be effective so long as such Event of Default shall be continuing, such Grantor (i) may, to the extent permitted by the Indenture, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise prohibited under the Indenture), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Collateral Agent, however, may, at any time following an Event of Default which is continuing if the Collateral Agent would currently be entitled under the Intercreditor Agreement to receive payments in respect thereof, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Collateral Agent following an Event of Default which is continuing and if the Collateral Agent would currently be entitled under the Intercreditor Agreement to receive payments in respect thereof, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

          (b) Following an Event of Default which is continuing, the Collateral Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

          SECTION 4.6. AS TO INTELLECTUAL PROPERTY COLLATERAL. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

          (a) Unless such Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, such Grantor shall not do any act or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable;

          (b) Unless such Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise such Grantor shall not, and such Grantor shall not permit any of its licensees to,

             (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

             (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral in a manner which could reasonably be expected to cause material impairment of any such Trademark Collateral, and

             (iii) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable;

          (c) unless such Grantor shall either (i) reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, such Grantor shall not do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

          (d) such Grantor shall notify the Collateral Agent immediately if it knows that any application or registration relating to any material item of the Intellectual Property Collateral will become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any final adverse determination or in the institution of any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

          (e) in the event that such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, it shall promptly inform the Collateral Agent of such filing after the fact, shall execute and deliver any and all agreements, instruments, documents and papers as is necessary or as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (f) such Grantor shall take all necessary steps, in the reasonable discretion of such Grantor, before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (a), (b) and (c)); and

          (g) such Grantor shall, contemporaneously herewith, execute and deliver to the Collateral Agent a Patent Security Agreement and a Trademark Security Agreement in the forms of EXHIBITS A and B hereto, respectively, and shall execute and deliver to the Collateral Agent any other document required to record or perfect the Collateral Agent's interest in any part of the Intellectual Property Collateral.

          SECTION 4.7. INSURANCE. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Indenture and will, upon the request of the Collateral Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section.

          SECTION 4.8. FURTHER ASSURANCES, ETC. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

          (a) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper and if the Collateral Agent would currently be entitled under the Intercreditor Agreement to receive payments in respect thereof, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

          (b) promptly execute and deliver all further financing and continuation statements and other instruments, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral;

          (c) cause the Collateral Agent to be listed as the lienholder on the certificate of title or ownership relating to (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the reasonable request of the Collateral Agent, any other Motor Vehicle owned by such Grantor; and

          (d) furnish to the Collateral Agent, from time to time at the Collateral Agent's reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Collateral Agent to execute and cause the filing of one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A xerographic, photographic or other reproduction of this Pledge and Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V
                              THE COLLATERAL AGENT

          SECTION 5.1. APPOINTMENT OF COLLATERAL AGENT. The Bank of New York is hereby appointed as Collateral Agent for the benefit of the Secured Parties hereunder, and the Collateral Agent hereby accepts the position as Collateral Agent upon the terms and conditions hereof.

          SECTION 5.2. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Collateral Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, following the occurrence and continuation of an Event of Default, to take any action, and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Pledge and Security Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a) above;

          (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to SECTION 4.10).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

          SECTION 5.3. COLLATERAL AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.5, the authority and powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such authority and powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 5.4. REASONABLE CARE; LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, neither the Collateral Agent nor the Secured Parties shall have any duty to exercise any rights or take any steps to preserve the rights of any Grantor in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Collateral Agent nor the Secured Party be liable to any Grantor or any other Person for failure to meet any obligation imposed by
Section 9-207 of the UCC or any successor provision. Each Grantor agrees that the Collateral Agent shall at no time be required to, nor shall the Collateral Agent be liable to any Grantor for any failure to, account separately to any Grantor for amounts received or applied by the Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Pledge and Security Agreement. Without limiting the foregoing, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected and employed by the Collateral Agent in good faith.

          SECTION 5.5. NO DISCRETION. In any circumstance where the Collateral Agent is required to exercise discretion, approve documentation or distribute proceeds under any Related Document or the Intercreditor Agreement, the Collateral Agent may, at its option, seek to obtain instructions or directions from one or more Grantors or, in case an Event of Default has occurred, the Trustee with respect to such action. If the Collateral Agent so elects, then it may refrain from taking such action until such directions or instructions are received and shall have no liability for so refraining.

          SECTION 5.6. INCORPORATION BY REFERENCE. The rights, privileges, protections and benefits given to the Trustee under the Indenture, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent hereunder and under the Related Documents, and are expressly incorporated herein by reference thereto.

                                   ARTICLE VI
                                    REMEDIES

          SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

             (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

             (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may reasonably deem to be commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against, all or any part of the Secured Obligations in accordance with the provisions of Section 6.10 of the Indenture.

          (c) The Collateral Agent may

             (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

             (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

             (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

             (iv) endorse any checks, drafts, or other writings in such Grantor's name to allow collection of the Collateral,

             (v) take control of any proceeds of the Collateral, and

             (vi) execute (in the name, place and stead of such Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          SECTION 6.2. COMPLIANCE WITH RESTRICTIONS. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          SECTION 6.3. SECURITIES LAWS. If the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
SECTION 6.1 its commercially reasonable judgment and shall notify any Grantor of its decision to invoke its rights under this SECTION 6.13, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, as the Collateral Agent may reasonably request, to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as reasonably requested by the Collateral Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or the Secured Party by reason of the failure by any Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Collateral Agent) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

          SECTION 6.4. INDEMNITY AND EXPENSES.

          (a) In addition to the rights afforded the Collateral Agent under the Indenture pursuant to Section 5.6 hereof, each Grantor jointly and severally agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge and Security Agreement (including enforcement of this Pledge and Security Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct.

          (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with

             (i) the execution and administration of this Pledge and Security Agreement,

             (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

             (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, and

             (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII
                                  MISCELLANEOUS

          SECTION 7.1. RELATED DOCUMENT. This Pledge and Security Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

          SECTION 7.2. AMENDMENTS; ETC. No amendment to, or waiver of, any provision of this Pledge and Security Agreement shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and each Grantor directly affected by such amendment or waiver and shall comply with the provisions of either SECTION 9.01 or SECTION 9.02 of the Indenture, as applicable, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.3. PROTECTION OF COLLATERAL. The Collateral Agent may from time to time, at its option, perform any act which each Grantor agrees hereunder to perform and which such Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to SECTION 6.4.

          SECTION 7.4. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it in care of the Company at the address of the Company specified in the Indenture, if to the Collateral Agent, mailed or telecopied or delivered to it, addressed to it care of the Trustee at the address of the Trustee specified in the Indenture. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

          SECTION 7.5. ADDITIONAL GRANTORS. Upon the execution and delivery by any other Person of an instrument in the form of ANNEX I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Pledge and Security Agreement.

          SECTION 7.6. SECTION CAPTIONS. Section captions used in this Pledge and Security Agreement are for convenience of reference only, and shall not affect the construction of this Pledge and Security Agreement.

          SECTION 7.7. SEVERABILITY. Wherever possible each provision of this Pledge and Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge and Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge and Security Agreement.

          SECTION 7.8. COUNTERPARTS. This Pledge and Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

          SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AND SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AND SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          SECTION 7.10. INTERCREDITOR AGREEMENT. If, and to the extent that, this Pledge and Security Agreement require that a Grantor take or omit to take any action that is inconsistent with one or more express provisions of the Intercreditor Agreement, such express provisions shall control the obligations of such Grantor in respect of such action.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, each Grantor has caused this Pledge and Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  THE HOCKEY COMPANY, a Delaware corporation

                                  By: /s/ Robert A. Desrosiers
                                      -------------------------------
                                      Name: Robert A. Desrosiers
                                      Title: Chief Financial Officer and
                                             Vice President, Finance
                                             and Administration

                                  SPORTS HOLDINGS CORP., a Delaware corporation

                                  By: /s/ Robert A. Desrosiers
                                      -------------------------------
                                      Name: Robert A. Desrosiers
                                      Title: Vice President, Finance
                                             and Administration

                                  MASKA U.S., INC., a Vermont corporation

                                  By: /s/ Robert A. Desrosiers
                                      -------------------------------
                                      Name: Robert A. Desrosiers
                                      Title: Vice President, Finance
                                             and Administration

                                  WAP HOLDINGS INC., a Delaware corporation

                                  By: /s/ Robert A. Desrosiers
                                      -------------------------------
                                      Name: Robert A. Desrosiers
                                      Title: Vice President, Finance
                                             and Administration

                                  SLM TRADEMARK ACQUISITION CORP., a
                                    Delaware corporation

                                  By: /s/ Robert A. Desrosiers
                                      -------------------------------
                                      Name: Robert A. Desrosiers
                                      Title: Vice President, Finance
                                             and Administration

                                  ACKNOWLEDGED AND AGREED:

                                  THE BANK OF NEW YORK, as Collateral Agent

                                  By: /s/ Patricia Phillips
                                    --------------------------------------------
                                    Name: Patricia Phillips
                                    Title: Assistant Vice President

                                  THE BANK OF NEW YORK, as Trustee

                                  By: /s/ Patricia Phillips
                                    --------------------------------------------
                                    Name: Patricia Phillips
                                    Title: Assistant Vice President

                                       S-2